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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the use in this Registration Statement on Form S-4 of Juno Lighting, Inc. of our reports dated January 14, 1999 relating to the financial statements and financial statement schedule of Juno Lighting, Inc., which appear in such Registration Statement.


PricewaterhouseCoopers LLP
August 27, 1999